Exhibit 99.1

INLAND AMERICAN

REAL ESTATE TRUST, INC.

Annual Stockholders Meeting

June 4, 2007

Certain statements in this Inland American Annual Stockholders Meeting presentation booklet constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and” could.” The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve numerous risks and uncertainties that could cause our actual results to be materially different from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the Inland American Real Estate Trust, Inc. (“Inland American”) Annual Report on Form 10-K for the year ended December 31, 2006. Inland American disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

The companies depicted in the photographs herein may have proprietary interest in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American.

The Inland name and logo are registered trademarks being used under license.

INLAND AMERICAN REAL ESTATE TRUST, INC.

TABLE OF CONTENTS

1. Agenda

2. List of Directors and Executive Officers

3. REIT Acquisition Portfolio Summary

4. Multi-Component Strategy

5. Property Performance Report

6. Financial Report

7. Notes

INLAND AMERICAN REAL ESTATE TRUST, INC.

AGENDA

1.     Call to Order and Opening Remarks – Brenda G. Gujral, President of Inland American Real Estate Trust, Inc. and Director

2.     Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation – Fred Marquardt, Inspector of Elections

3.     Proxy Vote – Mrs. Gujral

4.     REIT Acquisition Portfolio Summary:

a.     Acquisition Summary – G. Joseph Cosenza, Vice Chairman of Inland Real Estate Group, Inc.

b.     Multi-Component Stategy – Lori Foust, Chief Financial Officer of Inland American Business Manager & Advisor, Inc. & Thomas P. McGuinness, CEO/President of Inland American Property Management

5.     Property Performance Report – Thomas A. Lithgow, Senior Vice President of Inland American Retail Management LLC

6.     Financial Report – Debra J. Randall, Vice President/Controller

Inland American Business Manager & Advisor, Inc.

7.     Report of the Vote – Fred Marquardt

Election of Directors

Ratification of KPMG LLP as Independent Auditors for 2006

8.     Closing Remarks – Mrs. Gujral

INLAND AMERICAN REAL ESTATE TRUST, INC.

DIRECTORS AND EXECUTIVE OFFICERS

Robert D. Parks, Chairman and Director

J. Michael Borden, Independent Director

David Mahon, Independent Director

Thomas F. Meagher, Independent Director

Paula Saban, Independent Director

William J. Wierzbicki, Independent Director

Brenda G. Gujral, President and Director

Roberta S. Matlin, Vice President, Administration

Lori J. Foust, Principal Accounting Officer and Treasurer

Scott W. Wilton, Secretary

INLAND AMERICAN REAL ESTATE TRUST, INC.

FORWARD LOOKING STATEMENTS

•                  This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.”  We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward-looking statements. These risks are outlined more particularly in our annual report on Form 10-K for the year ended December 31, 2006 and include but are not limited to:

•                  National or local economic business, real estate and other market conditions, including the ability of the general economy to recover timely from economic downturns;

•                  The effect of inflation and other factors on operating expenses and real estate taxes;

•                  Risks of joint venture activities;

•                  The competitive environment in which we operate and the supply of and demand for retail goods and services in our markets;

•                  Financial risks, such as the inability to renew existing tenant leases or obtain debt or equity financing on favorable terms;

•                  The level and volatility of interest rates, including the recent trend towards rising interest rates;

•                  The increases in property and liability insurance costs;

•                  Financial stability of tenants, including the ability of tenants to pay rent, the decision of tenants to close stores and the effect of bankruptcy laws;

•                  The ability to maintain our status as a REIT for federal income tax purposes;

•                  The effects of hurricanes and other natural disasters;

•                  Environmental/safety requirements and costs;

•                  Risks of acquiring real estate, including continued competition for new properties and the downward affect on capitalization rates; and

•                  Risks of real estate development, including the failure of pending developments and redevelopments to be completed on time and within budget and the failure of newly acquired or developed properties to perform as expected.

INLAND AMERICAN REAL ESTATE TRUST, INC.

REIT ACQUISITION AND PORTFOLIO SUMMARY

•                  During 2006, 56 properties were purchased, for $1.7 billion, adding an additional 10.7 million square feet to the portfolio. At December 31, 2006, the portfolio consisted of 93 properties containing over 14.7 million square feet.

•                  Through May 15, 2007, the portfolio has grown to 156 properties, totaling in excess of 23.9 million square feet, which consists of 92 retail shopping centers/malls, 16 office buildings, 44 industrial and distribution warehouses and four apartment complexes, for a total transaction price of approximately $3.3 billion.

•                  As of May 15, 2007, approximately 98% of gross leasable area in the properties was leased.

•                  Total distributions of $41.1 million were declared to shareholders during 2006. Distributions declared for the first four months of 2007 were approximately $89.3 million.

•                  Distributions are paid monthly.

•                  The annualized distribution rate for 2006 and through April 30, 2007, was 6.1%, based on an initial purchase price of a share of common stock equal to $10.00.

Inland American’s Multi-Component Strategy

Multi-Component Strategy Three Primary Engines of Growth and Income Core Holdings Operating Real Estate Businesses and Joint Ventures Investment Programs

Operating Businesses and Joint Ventures Winston Hotels New Industry Entrance Reduce Risk with Expertise University of Pennsylvania Student Housing Reduce Risk with Expertise Enhanced Returns Compared to Other Property Types New Industry Entrance Stephens Venture Expand Exposure to New Market Segments Value Add MB REIT Enhanced Returns Compared to Other Property Types Early Ability to Acquire Properties

Investment Programs Investment in REIT Securities – Publicly Traded – Common and Preferred – Feldman Preferred Offering – Off Market Real Estate Lending – Enhanced Returns Compared to Core Properties – Low LTV – Guarantee of Borrower

Inland American Real Estate Trust, Inc. Annual Stockholders Meeting June 4, 2007 The Inland name and logo are registered trademarks being used under license

Current Portfolio Property Locations The Inland name and logo are registered trademarks being used under license

Current Management Offices The Inland name and logo are registered trademarks being used under license

Portfolio Makeup by Purchase Price (As of 5/15/2007) $ 3.3 Billion Retail $1.5 Billion 44% Office $1.2 Billion 36% Apartment $117.5 Million 4% Industrial/Distribution $517.6 Million 16% The Inland name and logo are registered trademarks being used under license

Portfolio Makeup by Property Type (As of 5/15/2007) 156 Properties Retail - Multi Tenant 54% 73 Properties Apartment 3% 4 Properties Industrial/Distribution 16% 44 Properties Office Multi Tenant 3% 4 Properties Retail - Single Tenant 14% 19 Properties The Inland name and logo are registered trademarks being used under license Office Single Tenant 10% 12 Properties

Portfolio Size and Growth by Property Type (As of 5/15/2007) $ 3.3 Billion Office Retail Billions of Dollars Apartment Industrial/ Distribution $0 $19.5M $83.5M $10M $286M $461M $1.1B $377M $1.2B $1.2B $323M $1B $1.1B The Inland name and logo are registered trademarks being used under license $117.5M $517.6M $1.5B $0 $200,000,000 $400,000,000 $600,000,000 $800,000,000 $1,000,000,000 $1,200,000,000 $1,400,000,000 $1,600,000,000 Q4 05 Q4 06 Q1 07 5/07 Q4 05 Q4 06 Q1 07 5/07 Q4 05 Q4 06 Q1 07 5/07 Q4 05 Q4 06 Q1 07 5/07

Portfolio Size and Growth Number of Properties Consolidated Portfolio 12/31/05 12/31/06 5/15/07 37 96 156 $783M $2.4B $3.3B The Inland name and logo are registered trademarks being used under license

Economic Occupancy 98% The Inland name and logo are registered trademarks being used under license

Property Highlights Briggs & Morgan 1,394,989 Purchase Date: August 17, 2006 Leaseable Sq. Ft.: Purchase Price: $277,932,000 Location: Major Tenants: IDS Center Minneapolis, MN 8th Street at Nicollet Avenue The Inland name and logo are registered trademarks being used under license

IDS Center Minneapolis, MN Property Highlights The Inland name and logo are registered trademarks being used under license

Property Highlights 152,264 Purchase Date: December 21, 2006 Leaseable Sq. Ft.: Purchase Price: $55,071,656 Location: Major Tenants: The Shops at Sherman Plaza Evanston, IL Sherman Avenue at Davis Street Barnes & Noble Ann Taylor Loft, LA Fitness The Inland name and logo are registered trademarks being used under license

The Shops at Sherman Plaza Evanston, IL The Inland name and logo are registered trademarks being used under license

Property Highlights 107,544 Purchase Date: July 11, 2006 Leaseable Sq. Ft.: Purchase Price: $20,341,288 Location: Major Tenants: Hilliard/Rome Road near Interstate 70 The Market at Hilliard Hilliard, OH Michaels, Old Navy, Bed Bath & Beyond, Great Clips The Inland name and logo are registered trademarks being used under license

The Market at Hilliard Hilliard, OH Property Highlights The Inland name and logo are registered trademarks being used under license

Property Highlights 1,461,274 Purchase Date: December 21, 2006 Purchase Price: $204,900,000 One AT&T Center St. Louis, MO Leaseable Sq. Ft.: Location: Chestnut at 9th Street The Inland name and logo are registered trademarks being used under license Major Tenant: AT&T

One AT&T Center St. Louis, MO Property Highlights The Inland name and logo are registered trademarks being used under license

Property Highlights 285 Purchase Date: March 1, 2007 No of Units: Purchase Price: $34,000,000 Location: The Fields Apartment Homes Bloomington, IN East Moore’s Pike & South College Mall Road The Inland name and logo are registered trademarks being used under license

Property Highlights The Fields Apartment Homes Bloomington, IN The Inland name and logo are registered trademarks being used under license

Property Highlights 150,000 Purchase Date: January 17, 2006 Leaseable Sq. Ft.: Purchase Price: $13,900,000 Location: Thermo Process Sugar Land, TX The Inland name and logo are registered trademarks being used under license Eldridge Road & Airport Boulevard

Thermo Process Sugar Land, TX Property Highlights The Inland name and logo are registered trademarks being used under license

1,474,073 Purchase Date: April 10, 2007 Leaseable Sq. Ft.: Purchase Price: $265,636,322 Location: Major Tenants: Texas, Georgia, Florida 6 Pines Portfolio Houston, TX Tom Thumb, Starbucks Subsequent Activity The Inland name and logo are registered trademarks being used under license

6 Pines Portfolio Houston, TX Subsequent Activity The Inland name and logo are registered trademarks being used under license

2,302,827 Purchase Date: April 9, 2007 Leaseable Sq. Ft.: Purchase Price: $56,597,024 Location: Memphis and Chattanooga, Tennessee ProLogis Portfolio Memphis and Chattanooga, TN Subsequent Activity The Inland name and logo are registered trademarks being used under license

Subsequent Activity ProLogis Portfolio Memphis and Chattanooga, TN The Inland name and logo are registered trademarks being used under license

The Inland name and logo are registered trademarks being used under license Financial Report

156 93 Total 92 63 Retail 16 13 Office 44 16 Industrial/Distribution 4 1 Apartment 5/15/07 12/31/06 Properties Owned By Property Type Business Highlights The Inland name and logo are registered trademarks being used under license

Real Estate Owned By Property Type Business Highlights The Inland name and logo are registered trademarks being used under license $3.3 B $2.6B Total $1.5 B $1.0 B Retail $1.2 B $1.1 B Office $517.6 M $286.8 M Industrial/Distribution $117.5 M $19.5 M Apartment 5/15/07 12/31/06

Square Feet or Units Owned By Property Type Business Highlights The Inland name and logo are registered trademarks being used under license 22.7 M 14.6 M Total 7.3 M 5.3 M Retail 6.5 M 5.8 M Office 8.9 M 3.5 M Industrial/Distribution 1,201 Units 256 Units Apartment 5/15/07 12/31/06

96% 96% Total Percentage Leased By Property Type Business Highlights The Inland name and logo are registered trademarks being used under license Apartment Industrial/Distribution Office Retail 12/31/06 91% 100% 97% 95% 5/15/07 93% 98% 98% 94%

5.35% 5.32 % Weighted Average Interest Rate 30% 37 % Ratio of Debt to Assets $1.3 B $1.1 B Mortgages Payable $73.0 M $41.6 M Distributions Declared $2.5 B $1.5 B Stockholders’ Equity $4.3 B $3.0 B Total Consolidated Assets 3/31/07(1) 12/31/06(1) Consolidated Financial Highlights The Inland name and logo are registered trademarks being used under license (1) As reflected on the Company’s consolidated financial statements for the year ended 12/31/06 and the period ended 3/31/07, respectively.

15.9 7.9 TOTALS 0.8 0.3 Price Chopper 0.7 0.4 Michaels 0.6 0.4 Bed Bath & Beyond 0.5 0.4 Ross Stores 0.3 0.4 H.E.B. Grocery 0.7 0.5 Dick’s Sporting Goods 1.8 0.6 Walgreens 1.9 1.0 Cinemark USA 2.3 1.1 24-Hour Fitness % RENT 6.3 % SPACE 2.8 MAJOR TENANT Stop & Shop Major Tenant Analysis* Retail as of 12/31/06 *This analysis is derived from data for the top 10 retail tenants (based on percentage of space leased) in the Inland American consolidated portfolio. The Inland name and logo are registered trademarks being used under license

5.1 2.8 Stop & Shop 1.8 1.1 24-Hour Fitness 15.5 11.1 TOTALS 0.7 0.4 Circuit City 0.3 0.4 H.E.B. Grocery Stores 0.6 0.5 Dick’s Sporting Goods 0.6 0.6 Ross Stores 1.4 0.6 Walgreens 0.7 0.7 Publix Super Markets 1.5 1.0 Cinemark USA % RENT 2.8 % SPACE 3.0 MAJOR TENANT Randall’s Food & Drugs Major Tenant Analysis* Retail as of 5/15/07 *This analysis is derived from data for the top 10 retail tenants (based on percentage of space leased) in the Inland American consolidated portfolio. The Inland name and logo are registered trademarks being used under license

38.3 30.1 TOTALS 4.8 1.3 Lockheed Martin 0.7 1.4 DOPACO, Inc. 2.2 5.0 Pearson Education 6.6 7.9 C&S Wholesale Grocers 24.0 14.5 AT&T, Inc. % RENT % SPACE MAJOR TENANT Major Tenant Analysis* Office and Industrial/Distribution as of 12/31/06 *Triple net leased to a single tenant. This analysis is derived from data for the top 5 tenants (based on percentage of space leased) in the office and industrial/distribution sector. The Inland name and logo are registered trademarks being used under license

34.2 35.3 TOTALS 3.2 2.5 Barber-Colman Company 1.8 3.3 Deluxe Media Services 1.8 5.0 Pearson Education 5.2 7.9 C&S Wholesale Grocers 22.2 16.6 AT&T, Inc. % RENT % SPACE Major Tenant Analysis* Office and Industrial/Distribution as of 5/15/07 *Triple net leased to a single tenant. This analysis is derived from data for the top 5 tenants (based on percentage of space leased) in the office and industrial/distribution sector. The Inland name and logo are registered trademarks being used under license

Schedule of Fees and Expenses Paid (or Accrued) to Affiliates of Our Sponsor for the Year Ended 12/31/06 Annualized Fees Totaling 1% of the First $10 Million, 0.9% from $10 Million to $25 Million, 0.80% from $25 Million to $50 Million and 0.75% of the Remaining Balance $2,086,000 Investment Advisory Services Not to Exceed 2% of Average Invested Assets or 25% of Adjusted Net Income $5,957,000 Total Adjusted Operating Expenses Loan Brokerage Fee of 0.2% of the Principal Amount of Each Loan Placed for Us. $2,191,000 Purchase and Selling Mortgages Loan Servicing Fees of 0.03% per Year on the First Billion and 0.01% Thereafter on all Mortgages Serviced For Us. Effective May 1, 2007, We Will Be Charged $225 per Loan, per Month and Our Joint Venture Minto Builders Will Be Charged $200 per Loan per Month. $55,000 Mortgage Servicing Fee 4.5% of Gross Income of each Property Managed Directly by the Property Manager, its Affiliates or Agents $4,850,000 Property Management Fee Total of $178,012,000 is equal to 10.6% of Gross Proceeds (15% allowed) $159,357,000 Offering Costs Up to 1% of Average Invested Assets $2,400,000 Business Management Fee Comments Amount The Inland name and logo are registered trademarks being used under license

Thank You For Investing With Inland American The Inland name and logo are registered trademarks being used under license

NOTES